The UBS Funds

Supplement to the Prospectus | August 10, 2018

Includes:

– UBS Emerging Markets Equity Opportunity Fund (formerly, UBS Emerging Markets Equity Fund)

Dear Investor,

The purpose of this supplement is to update the Prospectuses of The UBS Funds (the "Trust") with respect to the above-listed series (the "Fund").

Therefore, the information under the heading "Disclosure of portfolio holdings" of each Prospectus is deleted in its entirety and replaced by the following:

The Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_ management/individual_investors/mutual_fund.html, the ten largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar- quarter end, 25 calendar days after the end of the calendar quarter. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-976